Pension and other post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2016
Components of total pension costs
Components of total benefit costs
in	6M16	6M15
Total benefit costs (CHF million)
Service costs on benefit obligation	11	11
Interest costs on benefit obligation	69	66
Expected return on plan assets	(88)	(95)
Amortization of recognized prior service cost/(credit)	0	(11)
Amortization of recognized actuarial losses	28	45
Total benefit costs	20	16